Exhibit 23




                                  Beggs & Lane
                              3 West Gardem Street
                            Pensacola, Florida 32501



                                  June 24, 1998



Gulf Power Company
One Energy Place
Pensacola, Florida  32520

Ladies and Gentlemen:

         We hereby consent to the reference to our firm under the caption "Experts" in the Prospectus Supplement of Gulf Power Company (the "Company") dated June 17, 1998, relating to $50,000,000 aggregate principal amount of Series A 6.70% Senior Insured Quarterly Notes due June 30, 2038, and to the filing hereof with the Securities and Exchange Commission as an exhibit to the Company's Current Report on Form 8-K dated June 17, 1998.


                                                     Very truly yours,
                                                      /s/ Beggs & Lane